Exhibit 10.123

SECOND AMENDED AND RESTATED PROMISSORY NOTE

(Revolving Loan)

$30,000,000.00	March 10, 2014

FOR VALUE RECEIVED, KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company, KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company, KBSIII TOWER AT LAKE CAROLYN, LLC, a Delaware limited liability company, and KBSIII 201 SPEAR STREET, LLC, a Delaware limited liability company (together with each New Borrower now or hereafter bound under the Loan Agreement and this Note as a Borrower pursuant to a Joinder Agreement, hereinafter called “Borrower”), promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (hereinafter, together with any subsequent holder hereof, called “Lender”), or permitted assigns, at the office of U.S. Bank National Association, as agent (“Agent”) for itself and for the other financial institutions (collectively, the “Lenders”) which are or may in the future become parties to the Loan Agreement (as hereinafter defined), at its office at 4100 Newport Place, Suite 900, Newport Beach, California 92660, Attn: Commercial Real Estate, or at such other place as Agent may from time to time designate in writing, on or before the Maturity Date, the principal sum of Thirty Million and No/100 Dollars ($30,000,000.00), or so much thereof as may have been advanced to or for the benefit of Borrower from time to time in accordance with the terms set forth in that certain Amended and Restated Loan Agreement dated as of March 10, 2014, by and between, inter alia, Borrower, the Lenders and Agent (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”) and remains unpaid from time to time (hereinafter called “Principal Balance”), with interest on the Principal Balance, until paid in full, at the rates per annum specified in the Loan Agreement, in coin or currency, which, at the time or times of payment, is legal tender for the payment of public and private debts in the United States of America, all in accordance with the terms hereinafter set forth and set forth in the Loan Agreement. This Note renews, amends, restates and replaces, in its entirety, that certain Amended and Restated Promissory Note executed by Borrower to the order of Lender and dated as of January 29, 2013 in the face principal amount of $30,000,000.00 (as amended, the “Existing Note”). This Note is not intended to, nor shall it be construed to, constitute a novation of the Existing Note or the obligations contained therein.

This Note is one of one or more promissory notes in the aggregate principal amount of $200,000,000.00 issued pursuant to the Loan Agreement (collectively, the “Note”), which Note is secured, inter alia, by each Deed of Trust (as defined in the Loan Agreement), executed by a Borrower and given to Agent, covering a Property (as defined in the Loan Agreement). All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower under the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully inserted herein, and Borrower covenants and agrees to keep and perform the same, or cause them to be kept and performed, strictly in accordance with their terms.

From and after the date hereof, and until the date on which this Note is paid in full, interest shall accrue and Borrower shall pay interest on the Principal Balance on the terms more particularly set forth in the Loan Agreement. A portion of the Principal Balance on this Note shall constitute a revolving loan that Borrower may borrow, repay and re-borrow for the purposes stated in the Loan Agreement upon the satisfaction of the terms and conditions set forth therein.

Time is of the essence hereof. Upon the occurrence and during the continuation of an Event of Default under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement), then, in any such case, the entire Principal Balance, with all accrued interest thereon, together with all other sums evidenced or secured by the Loan Documents, shall, at the option of Agent on behalf of Lenders, become immediately due and payable and Lender’s obligation to make additional advances hereunder or under the Loan Agreement shall, at the option of Agent on behalf of Lenders, be terminated, without notice, demand or presentment for payment, and without notice of intention to accelerate or of acceleration, at the place of payment aforesaid. Except as herein expressly provided, no modification or amendment of the terms of this Note shall be effective unless made in a writing signed by Borrower and Lender.

Each Borrower, co–borrower, endorser or other party who may become liable under this Note hereby, agrees to make payment of this Note, and waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, all other notices as to this Note (provided however, this shall not affect such Person’s notice and cure rights which are expressly provided for in the Loan Documents), diligence in collection as to each and every payment due hereunder, and all other requirements necessary to charge or hold such person or entity to any obligation hereunder, and agrees that without any notice Agent on behalf of Lenders may take security herefor or may release any or all security herefor, or may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited, and that, in any such case, each Borrower, co–borrower, endorser or other party who may become liable under this Note (including each New Borrower upon execution of a Joinder Agreement), shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed or modified, and notwithstanding any such release; and further agrees to pay all costs and expenses of collection, including court costs and attorneys’ fees (prior to trial, at trial and on appeal) incurred in collecting the indebtedness evidenced hereby, or in exercising or defending, or obtaining the right to exercise the rights of Agent on behalf of Lenders hereunder, under the Loan Agreement or under any other Loan Document, whether suit be brought or not, and in bankruptcy, insolvency, arrangement, reorganization and other debtor–relief proceedings, in probate, in other court proceedings, or otherwise, whether or not Agent prevails therein except in the event Borrower prevails pursuant to a final judicial determination, and, except as may be expressly otherwise set forth in any of the Loan Documents, all costs and expenses incurred by Agent and/or Lenders in protecting or preserving the interests which are the subject of the Loan Documents. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference incorporated herein in its entirety.

This Note is made with reference to and shall be construed in accordance with and governed by the laws of the State of California for all purposes, including, but not limited to, the purpose of determining the maximum rate of interest, if any, which may be lawfully received hereunder by the holder hereof.

The term “Borrower” as used in this Note shall mean and have reference to, collectively, all parties and each of them directly or indirectly obligated for the indebtedness evidenced by this Note, whether as principal borrower, maker, endorser, or otherwise, together with the respective heirs, administrators, executors, legal representatives, successors and assigns of each of the foregoing.

All capitalized terms not otherwise defined herein shall have the meaning given them in the Loan Agreement.

Each party to this Note hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (1) arising under this Note or any other instrument, document or agreement executed or delivered in connection therewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Note or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Note may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

Limited Recourse Provision.   Except as to Guarantor as set forth in the Guaranty, Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of any existing Borrower (or the members of any Borrower hereafter becoming a Borrower under the Loan), or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any such existing or future Borrower (except for Guarantor as provided in the Guaranty, but including the sole member of each Borrower (other than Guarantor), including the sole member of any new Borrower (other than Guarantor), KBS Real Estate Investment Trust III, Inc. or KBS Limited Partnership III) with respect to the obligations of Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty or Agent’s right to exercise any rights or remedies against any collateral securing the Loan.

[SIGNATURE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered as of the day and year first above set forth.

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signature Page to Fifth Third Bank Second Amended and Restated Note]

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signature Page to Fifth Third Bank Second Amended and Restated Note]

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signature Page to Fifth Third Bank Second Amended and Restated Note]

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signature Page to Fifth Third Bank Second Amended and Restated Note]

KBSIII 201 SPEAR STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XII, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signature Page to Fifth Third Bank Second Amended and Restated Note]